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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22680

Ultimus Managers Trust
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

David K. James, Esq.

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246_
(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)

BLUE CURRENT GLOBAL DIVIDEND FUND

INSTITUTIONAL CLASS (BCGDX)

Annual Report

August 31, 2021

BLUE CURRENT GLOBAL DIVIDEND FUND
LETTER TO SHAREHOLDERS	August 31, 2021

Dear Shareholders.

PERFORMANCE SUMMARY

The Blue Current Global Dividend Fund (the “Fund”) returned 29.91% over the last twelve months ended August 31, 2021. The Fund’s benchmark, the MSCI World High Dividend Yield Index, returned 22.85% over the same period. The MSCI World High Dividend Yield Index most accurately reflects the Fund’s investment objective to invest in high-quality, dividend paying stocks globally. Since inception, the Fund has returned 8.13% annually, which compares to a 6.38% annualized return for the MSCI World High Dividend Yield Index. It is important to remind our investors that we are not managing the Fund to track or beat an index. We do not select securities to align with an index, or the underlying sector and country holdings, but rather we aim to construct a portfolio of high quality companies that are committed to dividend growth and offer an attractive yield.

	Total Returns for period ended August 31, 2021
			Trailing 1	Trailing 3	Since
Fund Name	QTD (Since	YTD (Since	Year (Since	Year (Since	Inception
(Institutional Share Class)	5/31/2021)	12/31/2020)	8/31/2020)	8/31/2018)	(9/18/2014)
Blue Current Global Dividend	1.64%	16.23%	29.91%	11.23%	8.13%
MSCI World High Div Yield Index	1.12%	12.92%	22.85%	8.44%	6.38%

Source: Bloomberg

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-800-514-3583.

We continue to be pleased with the strategy’s performance and the dispersion of returns within the portfolio wherein we see multiple sectors and stocks making positive contributions. For the Fund’s last fiscal quarter of the year (ending in August), technology, healthcare, and financials were the top three contributing sectors. Given the relationship between higher interest rates and the recent performance of the technology sector, we were surprised to see our technology positions perform as well as they did. These three sectors represent approximately 47% of the portfolio with an average weight of nearly 16%. For the quarter the detractors were energy, consumer staples, and materials. Similarly to our earlier observation regarding the sector composition of our leaders, we find it unusual to see our consumer staples and energy investments together creating performance headwinds. We have intentionally maintained a barbelled portfolio approach this year wherein we have healthy allocations to companies with recurring and defensive cash flow paired with more cyclical businesses exposed to the gyrations of COVID-19 and consumer behavior.

Within the quarter, we were active in taking profits from stocks that we believe are at or approaching full valuation, including EssilorLuxottica, LVMH, Diageo, and Crown Castle. Three of the four positions that were sold or trimmed have been longstanding portfolio positions, however, EssilorLuxottica was initiated in May of 2020 and had appreciated meaningfully over our holding period. We continue to believe it is a great company but it no longer offers the value that it did when we entered the position. Using the proceeds we added to existing (or initiated new) positions in Astrazeneca, Danone, RELX, and Merck. The net impact of these decisions is an increase in the portfolio’s dividend yield and a decrease in the blended portfolio’s forward price to earnings ratio.

The Fund’s performance in the recent quarter lifted the full year return to 29.91%, which compares favorably to the 22.85% return for the benchmark over the period. Over the recent one-year period, the financials, technology, and industrial sectors contributed slightly over 60% to the Fund’s total return. The three sectors represented a total weight of 43% and an average weight of 14% - technology was the biggest portfolio weight representing 18% of the Fund. As expected given the events of the trailing 12 months, all sectors produced positive returns with materials, real estate, and utilities being the laggards – these three sectors represented 7.5% of the Fund over the period.

During the challenging summer months of 2020, the Fund initiated several investments in the financials sector which proved to be extremely profitable as interest rates and economic activity rebounded. While we have trimmed a few of these investments, JP Morgan, Morgan Stanley, and American Express remain core positions. Within the technology sector, new positions initiated over the course of the year, such as Texas Instruments, Qualcomm, and Tokyo Electron, were key contributors to the Fund’s annual return. When looking across the entire portfolio, the top contributors to performance over the full year were JP Morgan, Morgan Stanley, and American Express, while the top three detractors were Prudential PLC, Cisco Systems, and Danone.

The significant selloff in March of 2020 created opportunities to invest in businesses that were previously not accessible to our strategy given our minimum dividend yield of 2% (at purchase) and our preference for attractive valuations. Whether due to tax loss harvesting during the early weeks of the pandemic or the sheer attractiveness of new opportunities, approximately half of the existing portfolio positions have been initiated since March of 2020. As we discussed earlier, many of these newer positions have been key contributors to the portfolio’s return over the last twelve months.

While 2020 created uncertainty in our ability to deliver on our core mandate of dividend growth, we are pleased to see dividends reinstated by a number of portfolio companies. With the exception of a single portfolio investment, all of our companies have returned to distributing dividends with several companies reinstating dividends to levels that exceed the 2019 dividend rate.

BLUE CURRENT PHILOSOPHY & OBJECTIVES

It is important to remind the Fund’s shareholders of our philosophy and objectives. In the current environment, investors need to make every penny work for them. With yield in short supply and safe income streams providing little return, quality companies with growing and sustainable cash flow from across the globe might be less risky than you think – and more fruitful. Over the long run, dividends matter, and dividend growth investors have outperformed.

The Fund utilizes its investment expertise in growing cash flow through what we believe is a niche universe of high quality, dividend-paying companies with sustainable business models and dividend policies. The primary objectives are to pay a stable and increasing dividend each quarter and deliver attractive long term capital appreciation to investors.

The Blue Current investment team concentrates on a select portfolio of 25-50 companies across developed markets that meet our stringent qualities. We focus on companies that we believe have a strong history of rewarding shareholders and have the financial ability to continue to increase the dividend over time. We also focus on the future earnings potential of each company and strive to purchase those businesses when they are trading at a discount to their true value.

OUTLOOK SUMMARY

After a strong year of performance, we remain optimistic in the portfolio’s embedded return potential. The emergence of the COVID-19 Delta variant, combined with supply chain challenges and rising commodity pressures, have corrected the share prices of cyclical businesses. Many of the share prices of the cyclical businesses in our investment universe are down by more than 10% - despite the S&P 500 Index only suffering a 5% decline in price in September. We believe that many of the above mentioned challenges are transitory and that the underlying fundamentals of developed markets will be sound in 2022, creating an extension of the cyclical trade well into the next 12 months.

Aside from our enthusiasm for cyclical investments, we also believe that active management is well positioned to add alpha in the years ahead. We are entering a paradigm shift in the way that countries and companies view supply chains and where goods are produced and sold. The lessons of 2020 and 2021 have taught us the importance of having access to locally produced goods that are closer to the end consumer. Look no further than the procurement bottlenecks being experienced by the automotive sector as car producers try to obtain increasingly crucial semiconductors from Asian manufacturers. For better or worse, the importance of technology to our daily lives is accelerating at a time when privacy is increasingly vulnerable, creating two strong incentives for countries and companies to think local as opposed to global. We believe these secular shifts will result in a flood of onshoring activity around the world as companies seek to protect their products and consumers. Just as the offshoring of manufacturing through the second half of the prior century created investment opportunities, we believe the unwinding of that transition will do the same. The fact that these transitions will be occurring on a global scale aligns with our broad investment universe that focuses on the best companies around the world.

Sincerely,

Henry “Harry” M. T. Jones	Dennis Sabo, CFA
Co-Portfolio Manager	Co-Portfolio Manager

Disclosure and Risk Summary

The Letter to Shareholders seeks to describe some of the current opinions and views of the financial markets of Edge Capital Group, LLC (the “Adviser”). Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time and may no longer be held by the Fund. For a complete list of securities held in the Fund as of August 31, 2021, please see the Schedule of Investments section of the annual report. The opinions of the Adviser with respect to those securities may change at any time.

The opinions expressed herein are those of the Adviser, and the report is not meant as legal, tax, or financial advice. You should consult your own professional advisors as to the legal, tax, financial, or other matters relevant to the suitability of investing. The external data presented in this report have been obtained from independent sources (as noted) and are believed to be accurate, but no independent verification has been made and accuracy is not guaranteed. The information contained in this report is not intended to address the needs of any particular investor.

The information contained in this document does not constitute an offer to sell any securities nor a solicitation to purchase any securities. Index returns reflect the reinvestment of dividends. An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit our website at www.bluecurrentfunds.com or call 1-800-514-3583 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Blue Current Global Dividend Fund is distributed by Ultimus Fund Distributors, LLC.

PAST PERFORMANCE CANNOT BE CONSTRUED AS AN INDICATOR OF FUTURE RESULTS BECAUSE OF, AMONG OTHER THINGS, POSSIBLE DIFFERENCES IN MARKET CONDITIONS, INVESTMENT STRATEGY, AND REGULATORY CLIMATE. THERE IS

NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. INVESTMENT RESULTS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END IS AVAILABLE BY CALLING 1-800-514-3583. THE FUND INVESTS PRIMARILY IN DIVIDEND PAYING COMPANIES AND IT IS POSSIBLE THESE COMPANIES MAY ELIMINATE OR REDUCE THEIR DIVIDEND PAYMENTS. INDEX INFORMATION (I) IS INCLUDED MERELY TO SHOW THE GENERAL TREND IN THE EQUITY MARKETS FOR THE PERIOD INDICATED AND IS NOT INTENDED TO IMPLY THAT THE FUND’S PORTFOLIO WILL BE SIMILAR TO THE INDICES EITHER IN COMPOSITION OR RISK AND (II) HAS BEEN OBTAINED FROM SOURCES BELIEVED TO BE ACCURATE.

BLUE CURRENT GLOBAL DIVIDEND FUND

PERFORMANCE INFORMATION

August 31, 2021 (Unaudited)

Comparison of the Change in Value of a $100,000 Investment in

Blue Current Global Dividend Fund -

Institutional Class vs. the MSCI World Index

and the MSCI World High Dividend Yield Index

Average Annual Total Returns (for the periods ended August 31, 2021)
				Since
	1 Year	3 Years	5 Years	Inception(b)
Blue Current Global Dividend Fund - Institutional Class(a)	29.91%	11.42%	10.65%	8.14%
MSCI World Index	29.76%	14.96%	14.83%	10.86%
MSCI World High Dividend Yield Index	22.85%	8.62%	8.79%	6.38%

(a)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	The Fund commenced operations on September 18, 2014.

BLUE CURRENT GLOBAL DIVIDEND FUND

PORTFOLIO INFORMATION

August 31, 2021 (Unaudited)

Sector Diversification

(% of Net Assets)

Top Ten Equity Holdings

Security Description	% of Net Assets
Microsoft Corporation	4.6%
JPMorgan Chase & Company	4.1%
Morgan Stanley	4.0%
Medtronic plc	3.5%
AstraZeneca plc - ADR	3.2%
State Street Corporation	3.0%
Raytheon Technologies Corporation	3.0%
American Express Company	3.0%
Deutsche Post AG	2.8%
Johnson & Johnson	2.8%

BLUE CURRENT GLOBAL DIVIDEND FUND
SCHEDULE OF INVESTMENTS
August 31, 2021

COMMON STOCKS — 95.1%	Shares	Value
Communications — 4.2%
Entertainment Content — 2.5%
Vivendi SE (a)	34,370	$1,309,237

Telecommunications — 1.7%
Vodafone Group plc - ADR	52,500	896,175

Consumer Discretionary — 1.8%
Apparel & Textile Products — 1.8%
LVMH Moet Hennessy Louis Vuitton SE (a)	1,268	939,369

Consumer Staples — 11.0%
Beverages — 6.7%
Coca-Cola Company (The)	18,665	1,051,026
Coca-Cola European Partners plc	20,430	1,179,628
Diageo plc - ADR	6,546	1,257,552
		3,488,206
Food — 2.5%
Danone S.A. (a)	17,860	1,304,270

Household Products — 1.8%
Unilever plc - ADR	16,320	908,698

Energy — 3.9%
Oil & Gas Producers — 3.9%
BP plc (a)	300,000	1,220,610
Kinder Morgan, Inc.	48,315	786,085
		2,006,695
Financials — 18.8%
Banking — 6.7%
ING Groep N.V. - ADR	98,454	1,356,696
JPMorgan Chase & Company	13,308	2,128,615
		3,485,311
Institutional Financial Services — 7.0%
Morgan Stanley	19,800	2,067,714
State Street Corporation	17,100	1,588,761
		3,656,475
Insurance — 2.1%
Allianz SE (a)	4,744	1,113,735

See accompanying notes to financial statements.

BLUE CURRENT GLOBAL DIVIDEND FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 95.1% (Continued)	Shares	Value
Financials — 18.8% (Continued)
Specialty Finance — 3.0%
American Express Company	9,345	$1,550,896

Health Care — 16.6%
Biotech & Pharma — 10.2%
AstraZeneca plc - ADR	28,400	1,655,152
Johnson & Johnson	8,462	1,465,026
Merck & Company, Inc.	13,800	1,052,802
Novo Nordisk A/S - ADR	11,500	1,149,655
		5,322,635
Medical Equipment & Devices — 6.4%
Abbott Laboratories	8,240	1,041,289
Koninklijke Philips N.V.	9,969	459,870
Medtronic plc	13,770	1,838,019
		3,339,178
Industrials — 12.3%
Aerospace & Defense — 3.0%
Raytheon Technologies Corporation	18,300	1,551,108

Commercial Support Services — 1.8%
Compass Group plc (a)(b)	45,000	929,790

Machinery — 2.5%
Caterpillar, Inc.	6,060	1,277,872

Transportation & Logistics — 5.0%
Deutsche Post AG (a)	20,950	1,473,010
Union Pacific Corporation	5,300	1,149,252
		2,622,262
Materials — 5.9%
Chemicals — 4.1%
Air Liquide S.A. (a)	7,062	1,265,838
Dow, Inc.	14,115	887,834
		2,153,672
Metals & Mining — 1.8%
Rio Tinto plc - ADR	12,200	915,854

Real Estate — 1.5%
REITs — 1.5%
Crown Castle International Corporation	3,895	758,317

See accompanying notes to financial statements.

BLUE CURRENT GLOBAL DIVIDEND FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 95.1% (Continued)	Shares	Value
Technology — 17.1%
Semiconductors — 10.3%
Broadcom, Inc.	2,710	$1,347,439
Intel Corporation	12,000	648,720
QUALCOMM, Inc.	8,979	1,317,130
Taiwan Semiconductor Manufacturing Company Ltd. - ADR	8,030	955,650
Texas Instruments, Inc.	5,800	1,107,278
		5,376,217
Software — 4.6%
Microsoft Corporation	8,000	2,415,040

Technology Services — 2.2%
RELX plc (a)	37,600	1,128,532

Utilities — 2.0%
Electric Utilities — 2.0%
NextEra Energy, Inc.	12,400	1,041,476

Total Common Stocks (Cost $35,110,630)		$49,491,020

MONEY MARKET FUNDS — 4.7%	Shares	Value
First American Government Obligations Fund -Class Z, 0.03% (c) (Cost $2,423,590)	2,423,590	$2,423,590

Investments at Value — 99.8% (Cost $37,534,220)		$51,914,610

Other Assets in Excess of Liabilities — 0.2%		115,985

Net Assets — 100.0%		$52,030,595

ADR – American Depositary Receipt.

(a)	Level 2 security (Note 2).

(b)	Non-income producing security.

(c)	The rate shown is the 7-day effective yield as of August 31, 2021.

See accompanying notes to financial statements.

BLUE CURRENT GLOBAL DIVIDEND FUND
SUMMARY OF COMMON STOCKS BY COUNTRY
August 31, 2021

		% of Net
Country	Value	Assets
United States	$26,233,680	50.4%
United Kingdom	10,091,991	19.4%
France	4,818,714	9.3%
Germany	2,586,745	5.0%
Ireland	1,838,019	3.5%
Netherlands	1,816,566	3.5%
Denmark	1,149,655	2.2%
Taiwan Province of China	955,650	1.8%
	$49,491,020	95.1%

See accompanying notes to financial statements.

BLUE CURRENT GLOBAL DIVIDEND FUND
STATEMENT OF ASSETS AND LIABILITIES
August 31, 2021

ASSETS
Investments in securities:
At cost	$37,534,220
At value (Note 2)	$51,914,610
Dividends receivable	171,272
Other assets	8,818
Total assets	52,094,700

LIABILITIES
Payable for capital shares redeemed	22,708
Payable to Adviser (Note 4)	25,980
Payable to administrator (Note 4)	8,798
Other accrued expenses	6,619
Total liabilities	64,105

NET ASSETS	$52,030,595

NET ASSETS CONSIST OF:
Paid-in capital	$34,990,415
Accumulated earnings	17,040,180
NET ASSETS	$52,030,595

PRICING OF INSTITUTIONAL SHARES (Note 1)
Net assets applicable to Institutional Shares	$52,030,595
Shares of Institutional Shares outstanding (unlimited number of shares authorized, no par value)	3,455,022
Net asset value, offering and redemption price per share (a) (Note 2)	$15.06

(a)	Redemption fee may apply to redemptions of shares held for 7 days or less.

See accompanying notes to financial statements.

BLUE CURRENT GLOBAL DIVIDEND FUND
STATEMENT OF OPERATIONS
For the Year Ended August 31, 2021

INVESTMENT INCOME
Dividends	$1,098,841
Foreign withholding taxes on dividends	(39,760)
Total investment income	1,059,081

EXPENSES
Investment advisory fees (Note 4)	463,478
Administration fees (Note 4)	39,854
Fund accounting fees (Note 4)	34,547
Legal fees	22,260
Registration and filing fees	21,699
Audit and tax service fees	18,460
Trustees’ fees and expenses (Note 4)	16,859
Transfer agent fees (Note 4)	15,300
Custodian and bank service fees	15,266
Compliance fee and expenses (Note 4)	10,200
Printing of shareholder reports	7,254
Postage and supplies	5,798
Insurance expense	3,637
Pricing fees	2,439
Other expenses	15,427
Total expenses	692,478
Fee reductions by the Adviser (Note 4)	(229,000)
Net expenses	463,478

NET INVESTMENT INCOME	595,603

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains (losses) from:
Investments	5,985,200
Foreign currency transactions (Note 2)	(19,005)
Net change in unrealized appreciation (depreciation) on:
Investments	5,514,341
Foregin currency translation (Note 2)	(315)
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND FOREIGN CURRENCIES	11,480,221

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,075,824

See accompanying notes to financial statements.

BLUE CURRENT GLOBAL DIVIDEND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	August 31,	August 31,
	2021	2020
FROM OPERATIONS
Net investment income	$595,603	$1,055,393
Net realized gains (losses) from:
Investments	5,985,200	(3,128,154)
Foreign currency transactions	(19,005)	(41,248)
Net change in unrealized appreciation (depreciation) on:
Investments	5,514,341	237,237
Foreign currency transactions	(315)	226
Net increase (decrease) in net assets from operations	12,075,824	(1,876,546)

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Shares	(579,692)	(1,337,208)

FROM CAPITAL SHARE TRANSACTIONS
Institutional Shares
Proceeds from shares sold	2,651,695	6,191,262
Net asset value of shares issued in reinvestment of distributions to shareholders	422,385	988,219
Proceeds from redemption fees collected (Note 2)	—	2,496
Payments for shares redeemed	(4,579,044)	(24,230,868)
Net decrease in Institutional Shares net assets from capital share transactions	(1,504,964)	(17,048,891)

TOTAL INCREASE (DECREASE) IN NET ASSETS	9,991,168	(20,262,645)

NET ASSETS
Beginning of year	42,039,427	62,302,072
End of year	$52,030,595	$42,039,427

CAPITAL SHARES ACTIVITY
Shares sold	193,723	552,621
Shares reinvested	32,172	85,252
Shares redeemed	(351,773)	(2,417,199)
Net decrease in shares outstanding	(125,878)	(1,779,326)
Shares outstanding, beginning of year	3,580,900	5,360,226
Shares outstanding, end of year	3,455,022	3,580,900

See accompanying notes to financial statements.

BLUE CURRENT GLOBAL DIVIDEND FUND
INSTITUTIONAL SHARES
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2021	2020	2019	2018	2017
Net asset value at beginning of year	$11.74	$11.62	$11.47	$11.20	$10.06
Income from investment operations:
Net investment income	0.17	0.24	0.22	0.23	0.24
Net realized and unrealized gains on investments and foreign currencies	3.32	0.16 (a)	0.11	0.39	1.11
Total from investment operations	3.49	0.40	0.33	0.62	1.35
Less distributions:
From net investment income	(0.17)	(0.20)	(0.18)	(0.14)	(0.21)
From net realized gains	—	(0.08)	—	(0.21)	—
Total distributions	(0.17)	(0.28)	(0.18)	(0.35)	(0.21)
Proceeds from redemption fees collected (Note 2)	—	0.00 (b)	0.00 (b)	0.00 (b)	—
Net asset value at end of year	$15.06	$11.74	$11.62	$11.47	$11.20
Total return (c)	29.91%	3.46%	2.91%	5.58%	13.57%
Net assets at end of year (000’s)	$52,031	$42,039	$62,302	$65,543	$59,848
Ratios/supplementary data:
Ratio of total expenses to average net assets	1.48%	1.48%	1.43%	1.39%	1.45%
Ratio of net expenses to average net assets (d)	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of net investment income to average net assets (d)	1.27%	1.94%	1.87%	2.06%	2.47%
Portfolio turnover rate	53%	66%	46%	50%	61%

(a)	Represents a balancing figure from other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share amount does not correlate to the aggregate of net realized and unrealized losses on the Statement of Operations for the same period.

(b)	Amount rounds to less than $0.01 per share.

(c)	Total return is a measure of the change in value of an investment in the Fund over periods covered, which assumes any dividends and capital gain distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees (Note 4).

(d)	Ratio was determined after advisory fee reductions by the Adviser (Note 4).

See accompanying notes to financial statements.

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS
August 31, 2021

1.	Organization

Blue Current Global Dividend Fund (the “Fund”) is a diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report.

The investment objective of the Fund is to seek current income and capital appreciation.

The Fund currently offers one class of shares: Institutional Class shares (sold without any sales loads or distribution fees and subject to a $100,000 initial investment requirement).

2.	Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities valuation – The Fund values its portfolio securities including common stocks at fair value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. The Fund generally values its listed securities on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. Investments representing shares of other open-end investment companies, other than exchange-traded funds, if any, but including money market funds, are valued at their net asset value (“NAV”) as reported by such companies. When using a quoted price and when the market is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees (the “Board”) of the Trust. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate the Fund’s NAV may differ from quoted or published prices for the same securities. Securities traded on foreign exchanges are typically fair valued by an independent pricing service and translated from the local currency into U.S. dollars using currency exchange rates supplied by an independent pricing service.

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The Fund’s foreign equity securities actively traded in foreign markets may be classified as Level 2 despite the availability of closing prices because such securities are typically fair valued by an independent pricing service. The Board has authorized the Fund to retain an independent pricing service to determine the fair value of its foreign securities because the value of such securities may be materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which such foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest rate change); issuer specific (e.g., earnings report or merger announcement); or U.S. market-specific (such as a significant movement in the U.S. market that is deemed to affect the value of foreign securities). The pricing service uses an automated system that incorporates a model based on multiple parameters, including a security’s local closing price, relevant general and sector indices, currency fluctuations, trading in depositary receipts and futures, if applicable, and/or research valuations by its staff, in determining what it believes is the fair value of the securities.

The following is a summary of the Fund’s investments based on the inputs used to value the investments as of August 31, 2021:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$38,806,629	$10,684,391	$—	$49,491,020
Money Market Funds	2,423,590	—	—	2,423,590
Total	$41,230,219	$10,684,391	$—	$51,914,610

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by sector and industry type. The Fund did not have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the year ended August 31, 2021.

Foreign currency translation – Securities and other assets and liabilities denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A.	The fair values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. Eastern Time on the respective date of such transactions.

C.	The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities that result from changes in exchange rates.

The Fund may be subject to foreign taxes related to foreign income received, capital gain on the sale of securities and certain foreign currency transactions (a portion of which may be reclaimable). All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Forward foreign currency contracts – The Fund, at times, uses forward foreign currency contracts to offset the exposure to foreign currency. All foreign currency contracts are “marked-to-market” daily at the applicable translation rates, resulting in unrealized gains or losses. Realized and unrealized gains or losses from transactions in foreign contracts, if any, will be included on the Fund’s Statement of Operations. Risks associated with these contracts include the potential inability of counterparties to meet the terms of their contracts and unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund did not hold any forward foreign currency contracts during the year ended August 31, 2021.

Share valuation – The NAV per share of the Fund is calculated daily by dividing the total value of the assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the NAV per share, except

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

that shareholders of the Fund are subject to a redemption fee equal to 2.00% of the value of Fund shares redeemed within 7 days of purchase, excluding involuntary redemptions of accounts that fall below the minimum investment amount or the redemption of Fund shares representing reinvested dividends, capital gain distributions, or capital appreciation. During the years ended August 31, 2021 and 2020, proceeds from redemption fees, recorded in capital, totaled $0 and $2,496, respectively.

Investment income – Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the security received. Interest income is accrued as earned. The Fund may invest in real estate investment trusts (“REITs”) that pay distributions to their shareholders based on available funds from operations. It is common for these distributions to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such distribution to be designated as return of capital. Distributions received from REITs are generally recorded as dividend income and, if necessary, are reclassified annually in accordance with tax information provided by the underlying REITs. The Fund may also invest in master limited partnerships (“MLPs”) whose distributions generally are comprised of ordinary income, capital gains and return of capital from the MLP. For financial statement purposes, the Fund records all income received as ordinary income. This amount may be subsequently revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund. Withholding taxes on foreign dividends have been recorded for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on the relative net assets of each series, the number of series in the Trust, or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – Distributions to shareholders arising from net investment income are declared and paid quarterly to shareholders. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid during the years ended August 31, 2021 and 2020 was as follows:

	Ordinary	Long-Term	Total
Years Ended	Income	Capital Gains	Distributions
August 31, 2021	$579,692	$—	$579,692
August 31, 2020	$1,032,183	$305,025	$1,337,208

On September 30, 2021, the Fund paid an ordinary income dividend of $0.2647 per share to shareholders of record on September 29, 2021.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, each as of the date of the financial statements, and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the 12 months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of August 31, 2021:

Tax cost of portfolio investments	$37,695,454
Gross unrealized appreciation	$14,650,824
Gross unrealized depreciation	(431,668)
Net unrealized appreciation on investments	14,219,156
Net unrealized depreciation on foreign currency translation	(151)
Undistributed ordinary income	150,319
Undistributed long-term gains	2,670,856
Accumulated earnings	$17,040,180

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales and the tax treatment of the cost of securities received as in-kind subscriptions at the inception of the Fund.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund identifies its major tax jurisdiction as U.S. federal. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax on the Statement of Operations. During the year ended August 31, 2021, the Fund did not incur any interest or penalties.

3.	Investment Transactions

During the year ended August 31, 2021, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $23,647,459 and $26,929,194, respectively.

4.	Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by Edge Capital Group, LLC (the “Adviser”) pursuant to the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at the annual rate of 0.99% of its average daily net assets.

Pursuant to an Expense Limitation Agreement between the Fund and the Adviser (the “ELA”), the Adviser had agreed, until April 30, 2022, to reduce its investment advisory fees and reimburse other expenses to limit total annual operating expenses (exclusive of brokerage costs; taxes; interest; borrowing costs such as interest and dividends expenses on securities sold short; costs to organize the Fund; acquired fund fees and expenses; and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 0.99% of the average daily net assets of the Institutional Class shares. Accordingly, under the ELA, the Adviser reduced its investment advisory fees in the amount of $229,000 during the year ended August 31, 2021.

Under the terms of the ELA, investment advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause the Fund’s total annual operating expenses to exceed the lesser of (i) the

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. As of August 31, 2021, the Adviser may seek recoupment of investment advisory fee reductions in the amount of $763,581 no later than the dates stated below:

August 31, 2022	$269,847
August 31, 2023	264,734
August 31, 2024	229,000
Total	$763,581

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies, and certain costs related to the pricing of the Fund’s portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain officers and a Trustee of the Trust are also officers of Ultimus and are not paid by the Fund for serving in such capacities.

TRUSTEE COMPENSATION

Each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives a $1,300 annual retainer from the Fund, paid quarterly, except for the Board Chairperson who receives a $1,500 annual retainer from the Fund, paid quarterly. Each Independent Trustee also receives from the Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses.

5.	Foreign Investment Risk

Compared with investing in the U.S., investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls, and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains or increase losses from investments denominated in foreign currencies. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair an investor’s ability to bring its capital or income back to the U.S. The value of foreign securities may be affected by incomplete, less frequent, or inaccurate financial information about

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

their issuers, social upheavals, or political actions ranging from tax code changes to government collapse. Foreign companies may also receive less coverage by market analysts than U.S. companies and may be subject to different reporting standards or regulatory requirements than those applicable to U.S. companies.

6.	Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations, warranties, and general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

7.	Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events other than the ordinary income dividend paid on September 30, 2021, as discussed in Note 2.

BLUE CURRENT GLOBAL DIVIDEND FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders of Blue Current Global Dividend Fund and
Board of Trustees of Ultimus Managers Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Blue Current Dividend Fund (the “Fund”), a series of Ultimus Managers Trust, as of August 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2014.

COHEN & COMPANY, LTD.
Cleveland, Ohio
October 27, 2021

BLUE CURRENT GLOBAL DIVIDEND FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (March 1, 2021) and held until the end of the period (August 31, 2021).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge sales loads. However, a redemption fee of 2% is applied on the sale of shares held for less than 7 days.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

BLUE CURRENT GLOBAL DIVIDEND FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning	Ending
	Account Value	Account Value		Expenses
	March 1,	August 31,	Net Expense	Paid During
Institutional Class	2021	2021	Ratio(a)	Period(b)
Based on Actual Fund Return	$1,000.00	$1,138.70	0.99%	$5.34
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.21	0.99%	$5.04

(a)	Annualized, based on the Fund’s most recent one-half year expenses.

(b)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

BLUE CURRENT GLOBAL DIVIDEND FUND
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling 1-800-514-3583, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling 1-800-514-3583, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year an exhibit to Form N-PORT. These filings are available upon request by calling 1-800-514-3583. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov.

OTHER FEDERAL TAX INFORMATION (Unaudited)

Qualified Dividend Income – The Fund designates 100% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distributions that qualifies under tax law. For the fiscal year ended August 31, 2021, 92.94% of ordinary income dividends qualified for the corporate dividends received deduction.

BLUE CURRENT GLOBAL DIVIDEND FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. Each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The following are the Trustees and executive officers of the Fund:

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
David R. Carson* Year of Birth: 1958	Since 2013	Trustee and Vice President (January 2021 to present) Principal Executive Officer (April 2017 to January 2021) President (October 2013 to January 2021) Vice President (April 2013 to October 2013)	SVP, Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); President, Unified Series Trust (2016 to present) and Trustee (2020 to present); President, Centaur Mutual Funds Trust (2018 to present); Chief Compliance Officer, FSI Low Beta Absolute Return Fund (2013 to 2016)	25	Interested Trustee of Unified Series Trust (20 Funds)
Independent Trustees:
Janine L. Cohen Year of Birth: 1952	Since January 2016	Chairperson (October 2019 to present) Trustee (January 2016 to present)	Retired (2013) financial services executive	25	None

BLUE CURRENT GLOBAL DIVIDEND FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Independent Trustees (Continued):
David M. Deptula Year of Birth: 1958	Since June 2012	Trustee	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since 2016; Vice President of Tax Treasury at The Standard Register Inc. (formerly The Standard Register Company) from 2011 to 2016	25	None
Robert E. Morrison Year of Birth: 1957	Since June 2019	Trustee	Senior Vice President and National Practice Lead for Investment, Huntington National Bank/Huntington Private Bank (2014 to present)	25	None
Clifford N. Schireson Year of Birth: 1953	Since June 2019	Trustee	Founder of Schireson Consulting, LLC (2017 to present); Director of Institutional Services for Brandes Investment Partners, LP (2004 to 2017)	25	Trustee of the San Diego City Employees’ Retirement System (2019 to present)
Jacqueline A. Williams Year of Birth: 1954	Since June 2019	Trustee	Managing Member of Custom Strategy Consulting, LLC (2017 to present); Managing Director of Global Investment Research (2005 to 2017), Cambridge Associates, LLC	25	None

*	Mr. Carson is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Act of 1940, as amended, because of his relationship with the Trust’s administrator and transfer agent.

BLUE CURRENT GLOBAL DIVIDEND FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
Todd E. Heim Year of Birth: 1967	Since 2014	Principal Executive Officer (January 2021 to present) Vice President (2014 to 2021)	VP, Relationship Management of Ultimus Fund Solutions, LLC (2018 to present); Client Implementation Manager and AVP of Ultimus Fund Solutions, LLC (2014 to 2018); Naval Flight Officer in the United States Navy (May 1989 to June 2017)
Jennifer L. Leamer Year of Birth: 1976	Since 2014	Treasurer (October 2014 to present) Assistant Treasurer (April 2014 to October 2014)	SVP, Fund Accounting of Ultimus Fund Solutions, LLC (2014 to present)
Daniel D. Bauer Year of Birth: 1977	Since 2016	Assistant Treasurer (April 2016 to present)	AVP, Fund Accounting (September 2015 to present) and Fund Accounting Manager (March 2012 to August 2015) of Ultimus Fund Solutions, LLC
David K. James Year of Birth: 1970	Since 2021	Secretary (July 2021 to present)	EVP, Chief Legal and Risk Officer of Ultimus Fund Solutions, LLC (2018 to present); Managing Director and Managing Counsel at State Street Bank and Trust Company (2009 to 2018)
Natalie S. Anderson Year of Birth: 1975	Since 2016	Assistant Secretary (April 2016 to present)	Manager, Legal Administration (July 2016 to present) and Paralegal (January 2015 to June 2016) of Ultimus Fund Solutions LLC

BLUE CURRENT GLOBAL DIVIDEND FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers (Continued):
Gweneth K. Gosselink Year of Birth: 1955	Since 2020	Chief Compliance Officer (January 2020 to present)	AVP, Compliance Officer of Ultimus Fund Solutions, LLC (2019 to present); CCO Consultant at GKG Consulting, LLC (December 2019 to present); Chief Operating Officer and CCO at Miles Capital, Inc. (June 2013 to December 2019)
Martin R. Dean Year of Birth: 1963	Since 2016	Assistant Chief Compliance Officer (January 2021 to present) Interim Chief Compliance Officer (October 2019 to January 2021) Assistant Chief Compliance Officer (January 2016 to 2017)	SVP, Head of Fund Compliance of Ultimus Fund Solutions, LLC (2016 to present)

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-800-514-3583.

BLUE CURRENT GLOBAL DIVIDEND FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT
ADVISORY AGREEMENT (Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the continuance of the Fund’s Investment Advisory Agreement (the “Agreement”) with Edge Advisors, LLC (the “Adviser” or “Edge”) for an additional one-year term. The Board approved the Agreement at a meeting held on April 19, 20 and 21, 2021 (“Meeting”), at which all of the Trustees were present.

In deciding whether to approve the continuation of the Agreement, the Board recalled its review of the materials related to the Fund and Edge throughout the preceding twelve months and its numerous discussions with Trust Management and Edge about the operations and performance of the Fund during that period. The Board further considered those materials and discussions and other numerous factors, including the following:

The nature, extent, and quality of the services provided by the Adviser. In this regard, the Board reviewed the services being provided by Edge to the Fund including, without limitation, its providing a continuous investment program for the Fund, adhering to the Fund’s investment restrictions, complying with the Trust’s policies and procedures and voting proxies on behalf of the Fund. The Board considered the qualifications and experience of Edge’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio, as well as the qualifications of other individuals at Edge who provide services to the Fund. The Board concluded that the quality, extent, and nature of the services provided by Edge to the Fund were satisfactory and adequate.

The investment performance of the Fund. In this regard, the Board compared the performance of the Fund with the performance of its benchmark index, custom peer group, and Morningstar category. The Board noted that the Fund had outperformed relative to the median of the other funds in its custom peer group and its benchmark index for the one-year, three-year, five-year and since inception time periods and underperformed relative to the median of its Morningstar category (World Large Stock) for the one-year, three-year, and five-year and since inception time periods. The Board indicated that Edge had satisfactorily explained its performance results for the Fund. Following additional discussion of the investment performance of the Fund and Edge’s experience in managing private funds, and separate accounts, the Board concluded that the investment performance of the Fund has been satisfactory.

The costs of the services provided and profits realized by the Adviser and its affiliates from their relationship with the Fund. In this regard, the Board considered Edge’s staffing assigned to the Fund, methods of operating, revenue earned from the Fund, Edge’s financial condition, the asset level of the Fund, the overall expenses of the Fund, including the advisory fee, and the differences in fees and services to Edge’s other similar clients. The Board considered the current and anticipated profitability of the Fund to Edge, if any. The Board considered its discussion with Edge regarding the Fund’s expense limitation agreement (the “ELA”), and considered Edge’s past fee reductions and expense reimbursements for the Fund.

The Board also considered potential benefits for Edge in managing the Fund, including promotion of Edge’s name.

BLUE CURRENT GLOBAL DIVIDEND FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT
ADVISORY AGREEMENT (Unaudited) (Continued)

The Board compared the Fund’s advisory fee and overall expense ratio to the average and median advisory fees and expense ratios for its custom peer group and Morningstar categories and fees charged to Edge’s other client accounts. In considering the comparison in fees and expense ratios between the Fund and other comparable funds, the Board looked at the differences in types of funds being compared, the styles of investment management, the size of the Fund relative to the comparable funds, and the nature of the investment strategies. The Board also considered Edge’s commitment to limit the Fund’s expenses under the ELA until at least April 30, 2022. The Board noted that the 0.99% advisory fee for the Fund was above the average and median for the other funds in each of the Fund’s custom peer group and in its Morningstar category (World Large Stock), but was less than the highest advisory fee referenced for the other funds in its Morningstar category. The Board further noted that the overall expense ratio for the Fund of 0.99% was higher than the median expense ratio for the other funds in the Fund’s custom peer group and the average and median of its Morningstar category but less than the average expense ratio for the other funds in the Fund’s custom peer group and highest expense ratio referenced for the other funds in its Morningstar category. The Board also compared the fees paid by the Fund to the fees paid by other clients of Edge, and considered the similarities and differences of services received by such other clients as compared to the services received by the Fund. The Board noted that the fee structures applicable to Edge’s other clients were not indicative of any unreasonableness with respect to the advisory fees payable by the Fund. The Board concluded that the advisory fee to be paid to Edge by the Fund is reasonable in light of the nature and quality of services provided by Edge.

The extent to which economics of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Board considered that the Fund’s fee arrangements with Edge involve both the advisory fee and the ELA. The Board determined that while the advisory fee rate remained the same as asset levels increased, the shareholders of the Fund have experienced benefits from the ELA and will continue to experience benefits from the ELA. The Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by Edge with respect to economies of scale.

After further discussion of the factors noted above and in reliance on the information provided by Edge and Trust Management, and taking into account the totality of all factors discussed and information presented at this Meeting and previous Meetings, the Board indicated its agreement to approve the continuance of the Agreement and the ELA. It was noted that in the Trustees’ deliberations regarding the approval of the continuance of the Agreement, the Trustees did not identify any particular information or factor that was all-important or controlling, and that each individual Trustee may have attributed different weights to various factors listed above. After full consideration of the above factors as well as other factors, the Board unanimously concluded that approval of the continuance of the Agreement was in the best interests of the Fund and its shareholders.

Blue-AR-21

Annual Report
August 31, 2021

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
LETTER TO SHAREHOLDERS (Unaudited)	September 2021

During the fiscal year ending August 31, 2021, the Marshfield Concentrated Opportunity Fund returned 21.44%, compared to the 31.17% return for the S&P 500 Index.

Since the Fund’s inception in late 2015, we have used these letters to reiterate our agnosticism about the macroeconomic and political environments. We refrain from predicting economic events and trends (not to mention political ones), but we do pay attention to current domestic and global developments because that allows us to understand something about how our companies perform in different environments, both in terms of their operating results and in terms of management’s approach to changes in such things as end market demand.

The US economy in the year ending August 31, 2021, was a mixed bag, largely characterized by a continued strengthening with some bumpiness along the way. Nonetheless, and as we noted a year ago, the ongoing pandemic and its economic effects have put our hands-off approach to the economic “weather” to the test. To the extent we can tell, however, and knowing that this could well continue for some time, our approach has worked reasonably well. Especially given the combined impacts of the Federal Reserve’s relaxed monetary policy and post-pandemic investor optimism, we believe that we’ve been able to thread the needle between getting caught up in premature euphoria and so-called “TINA” (there is no alternative) investing on the one hand and total paralysis even in the face of good opportunities on the other. This environment has called on us to exercise the kind of patience that we consider to be a defining—and critical—trait, and we are pleased that we have had long practice in that seemingly lost art. Nevertheless, while we believe that patience pays in the long term, it can pinch in the short term, and our performance reflects that reality.

In the absence of good, actionable information about significant trends in parts of the economy and in specific industries, we always believe it is in the interest of the Fund and its shareholders to make our decisions on a bottom-up basis. Irrespective of the external climate, we ask ourselves if a stock is cheap enough to buy, if the stock has a sufficient moat around its business which cannot be undermined by competitors, and if the company’s corporate culture is appropriate to its business. As investors, we feel comfortable making a judgment about those aspects of a business, making sure our investments can withstand shocks and not only survive, but thrive in any type of external environment. We do expect, as a matter of course, that there will be shocks, a few possibly foreseeable, but most of which will be surprising to us as well as to most if not all other investors. Again, this year has provided us with a perfect example of such shocks, though perhaps not as vivid as last year’s. But with the surge in the Delta variant of COVID and the consequent re-shuttering of parts of the economy and the attendant messiness in supply chains, we have yet another series of examples of the unpredictability of events.

1

The Fund’s performance, for the most part, was held back by our cash, whose level at all times is a reflection of our aggregated “buy” and “sell” decisions and is never a tactical move. In times of plentiful opportunities, cash tends to be minimized, but in times like these, where companies whose earnings haven’t grown and whose margins haven’t increased are nonetheless being awarded the participation trophy of a huge multiple expansion, cash tends to build up in the Fund. The result of limited buying opportunities and abundant selling opportunities is thus the accumulation of cash, something we anticipate will hold us in good stead as the market (or an individual stock) at some point ceases its incessant forward march. In addition, some of our names that the market found to be the most confounding last year still seem to be perplexing investors this year: Strategic Education comes to mind ,due to declining enrollment as students and potential students became more cautious about paying for tuition in a very uncertain economic environment. In general, stocks whose fortunes are closely tied to decreased customer activity during the pandemic tended to have had the most negative (absolute or relative) effect on performance. In addition to Strategic Education, Visa and MasterCard, whose earnings were held back by the decline in cross-border transactions, suffered from a lack of investor enthusiasm. We remain comfortable with those companies and very comfortable with our cash position.

Let’s look at the other side of the ledger. On the topic of companies that materially added to performance, Goldman, Deere, and Moody’s stand out. As a result of their ebullient stock price performance, we sold our entire Deere position and part of our position in Moody’s. Goldman was sufficiently inexpensive at the start of our year that its impressive rise in price failed to take it across our sell price finish line.

In addition to the sales noted above, we sold our entire Chipotle and Waters positions, in the former case due entirely to valuation and in the latter case due to a combination of valuation and some disquiet on our part about management’s approach to the business over the last few years. We did find one new stock to buy, the insurer Progressive, and we added to our Strategic Education position on price weakness.

Our historical track record is one of limited turnover, and that was true again this year, notwithstanding the volatility in the market and greater than normal selling activity. For the year ending August 31, 2021, the Fund’s portfolio turnover rate was 24%, which is higher than usual for us but we believe still lower than most of our competition. Given our philosophy and discipline, we expect that our long-term turnover will be lower than this past year’s.

If you have been with us for a while, you know that our approach in any environment is to stick to our discipline. You can see evidence of that in our willingness to be net sellers even when the market is rip-roaring and the future looks perfect for those companies as far as the eye can see. For us, sticking to our discipline means: 1) understanding what’s real and what’s fantasy; 2) acting with equanimity to exploit the misjudgments of the crowd; and 3) being patient and not pulling the trigger before our buy or sell price has been reached. These things won’t change. Process and discipline are why we believe investors choose to invest in the Fund, and we take our mandate to preserve capital and generate risk-adjusted returns very seriously.

2

We thank you for the opportunity to invest your money and for your confidence in our process and discipline.

Sincerely,

Elise J. Hoffmann	Christopher M. Niemczewski
Portfolio Manager	Portfolio Manager

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end are available by calling 1-855-691-5288.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit our website at www.MarshfieldFunds.com or call 1-855-691-5288 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time, and may no longer be held by the Fund. For a complete list of securities held by the Fund as of August 31, 2021, please see the Schedule of Investments section of the annual report. The opinions of the Fund’s adviser with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Fund and the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements, include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

3

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Marshfield Concentrated Opportunity Fund versus
the S&P 500® Index

Average Annual Total Returns (for the periods ended August 31, 2021)
			Since
	1 Year	5 Years	Inception(b)
Marshfield Concentrated Opportunity Fund(a)	21.44%	19.56%	18.28%
S&P 500® Index(c)	31.17%	18.02%	16.92%

(a)	The total returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.

(b)	The Fund commenced operations on December 29, 2015.

(c)	The S&P 500® Index is a market capitalization weighted index of 500 large companies that is widely used as a barometer of U.S. stock market performance. The index is unmanaged and shown for illustration purposes only. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

4

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
PORTFOLIO INFORMATION
August 31, 2021 (Unaudited)

Portfolio Allocation (% of Net Assets)

30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Communications
Consumer Discretionary
Consumer Staples
Energy
Financials
Health Care
Industrials
Materials
Real Estate
Technology
Utilities
Cash & Cash Equivalents
Marshfield Concentrated Opportunity Fund
S&P 500® Index

Top 10 Equity Holdings

Security Description	% of Net Assets
Goldman Sachs Group, Inc. (The)	7.3%
Arch Capital Group Ltd.	6.9%
AutoZone, Inc.	6.9%
Cummins, Inc.	5.9%
Expeditors International of Washington, Inc.	4.9%
Mastercard, Inc. - Class A	4.9%
Visa, Inc. - Class A	4.9%
Ross Stores, Inc.	4.8%
O’Reilly Automotive, Inc.	4.7%
Moody’s Corporation	3.9%

5

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
August 31, 2021

COMMON STOCKS — 70.3%	Shares	Value
Consumer Discretionary — 23.1%
Consumer Services — 3.1%
Strategic Education, Inc.	115,522	$9,043,062

Home Construction — 2.6%
NVR, Inc. (a)	1,415	7,329,615

Retail - Discretionary — 17.4%
AutoZone, Inc. (a)	12,772	19,785,744
O’Reilly Automotive, Inc. (a)	22,802	13,546,212
Ross Stores, Inc.	115,072	13,624,525
TJX Companies, Inc. (The)	37,513	2,727,945
		49,684,426
Financials — 17.3%
Institutional Financial Services — 7.3%
Goldman Sachs Group, Inc. (The)	50,204	20,759,856

Insurance — 10.0%
Arch Capital Group Ltd. (a)	482,283	19,821,831
Progressive Corporation (The)	92,793	8,939,678
		28,761,509
Industrials — 16.2%
Industrial Support Services — 2.9%
Fastenal Company	150,522	8,406,654

Transportation & Logistics — 7.4%
Expeditors International of Washington, Inc.	112,828	14,062,882
Union Pacific Corporation	32,831	7,119,074
		21,181,956
Transportation Equipment — 5.9%
Cummins, Inc.	70,905	16,732,162

Technology — 13.7%
Technology Services — 13.7%
Mastercard, Inc. - Class A	40,531	14,033,048
Moody’s Corporation	29,804	11,348,469
Visa, Inc. - Class A	61,006	13,976,475
		39,357,992

Total Common Stocks (Cost $144,624,894)		$201,257,232

6

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 29.6%	Shares	Value
Goldman Sachs Financial Square Funds - Treasury Instruments Fund - Institutional Shares, 0.01% (b)	45,156,395	$45,156,395
Vanguard Treasury Money Market Fund, 0.01% (b)	39,478,627	39,478,627
Total Money Market Funds (Cost $84,635,022)		$84,635,022

Investments at Value — 99.9% (Cost $229,259,916)		$285,892,254

Other Assets in Excess of Liabilities — 0.1%		223,342

Net Assets — 100.0%		$286,115,596

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of August 31, 2021.

See accompanying notes to financial statements.

7

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
STATEMENT OF ASSETS AND LIABILITIES
August 31, 2021

ASSETS
Investments in securities:
At cost	$229,259,916
At value (Note 2)	$285,892,254
Receivable for capital shares sold	489,078
Dividends receivable	286,665
Other assets	26,232
Total assets	286,694,229

LIABILITIES
Payable for capital shares redeemed	246,615
Payable for investment securities purchased	86,788
Payable to Adviser (Note 4)	202,195
Payable to administrator (Note 4)	29,790
Other accrued expenses	13,245
Total liabilities	578,633

NET ASSETS	$286,115,596

NET ASSETS CONSIST OF:
Paid-in capital	$210,182,975
Accumulated earnings	75,932,621
NET ASSETS	$286,115,596

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	12,040,327

Net asset value, offering price and redemption price per share (Note 2)	$23.76

See accompanying notes to financial statements.

8

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
STATEMENT OF OPERATIONS
For the Year Ended August 31, 2021

INVESTMENT INCOME
Dividend income	$1,707,737

EXPENSES
Investment advisory fees (Note 4)	2,315,568
Administration fees (Note 4)	205,328
Fund accounting fees (Note 4)	54,503
Registration and filing fees	52,859
Transfer agent fees (Note 4)	31,862
Custody and bank service fees	29,195
Compliance fees (Note 4)	26,430
Legal fees	22,666
Audit and tax services fees	16,960
Trustees’ fees and expenses (Note 4)	16,750
Postage and supplies	13,427
Printing of shareholder reports	12,511
Insurance expense	5,306
Other expenses	14,876
Total expenses	2,818,241
Less fee reductions by the Adviser (Note 4)	(349,624)
Net expenses	2,468,617

NET INVESTMENT LOSS	(760,880)

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from investment transactions	20,306,741
Net change in unrealized appreciation (depreciation) on investments	27,265,158
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	47,571,899

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$46,811,019

See accompanying notes to financial statements.

9

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	August 31,	August 31,
	2021	2020
FROM OPERATIONS
Net investment loss	$(760,880)	$(147,638)
Net realized gains from investment transactions	20,306,741	5,889,111
Net change in unrealized appreciation (depreciation) on investments	27,265,158	18,359,707
Net increase in net assets resulting from operations	46,811,019	24,101,180

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(5,969,448)	(1,819,672)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	79,541,430	113,298,747
Net asset value of shares issued in reinvestment of distributions to shareholders	5,871,170	1,779,367
Proceeds from redemption fees collected (Note 2)	61,969	59,200
Payments for shares redeemed	(42,581,888)	(23,626,711)
Net increase in net assets from capital share transactions	42,892,681	91,510,603

TOTAL INCREASE IN NET ASSETS	83,734,252	113,792,111

NET ASSETS
Beginning of year	202,381,344	88,589,233
End of year	$286,115,596	$202,381,344

CAPITAL SHARES ACTIVITY
Shares sold	3,660,826	6,308,187
Shares reinvested	285,147	95,716
Shares redeemed	(1,974,134)	(1,355,987)
Net increase in shares outstanding	1,971,839	5,047,916
Shares outstanding at beginning of year	10,068,488	5,020,572
Shares outstanding at end of year	12,040,327	10,068,488

See accompanying notes to financial statements.

10

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	Year	Year	Year		Year		Year
	Ended	Ended	Ended		Ended		Ended
	August 31,	August 31,	August 31,		August 31,		August 31,
	2021	2020	2019		2018		2017
Net asset value at beginning of year	$20.10	$17.65	$15.37		$12.58		$10.61

Income (loss) from investment operations:
Net investment income (loss)	(0.06)	(0.02)	0.02		(0.00	) (a)	0.00 (a)
Net realized and unrealized gains on investments	4.27	2.72	2.53		3.08		2.04
Total from investment operations	4.21	2.70	2.55		3.08		2.04

Less distributions from:
Net investment income	—	(0.02)	(0.00	) (a)	(0.01)		(0.02)
Net realized gains	(0.56)	(0.24)	(0.27)		(0.28)		(0.05)
Total distributions	(0.56)	(0.26)	(0.27)		(0.29)		(0.07)

Proceeds from redemption fees collected (Note 2)	0.01	0.01	0.00	(a)	0.00	(a)	—

Net asset value at end of year	$23.76	$20.10	$17.65		$15.37		$12.58

Total return (b)	21.44%	15.47%	17.12%		24.70%		19.27%

Net assets at end of year (000’s)	$286,116	$202,381	$88,589		$22,898		$12,834

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.15%	1.23%	1.48%		2.09%		2.87%

Ratio of net expenses to average net assets (c)	1.01%	1.10%	1.10%		1.10%		1.10%

Ratio of net investment income (loss) to average net assets (c)	(0.31%)	(0.10%)	0.22%		(0.01%)		0.08%

Portfolio turnover rate	24%	14%	14%		10%		11%

(a)	Amount rounds to less than $0.01 per share.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).

(c)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).

See accompanying notes to financial statements.

11

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
August 31, 2021

1.	Organization

Marshfield Concentrated Opportunity Fund (the “Fund”) is a non-diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report.

The investment objective of the Fund is to seek the dual goals of capital preservation and the long-term growth of principal, while targeting a pattern of performance at variance with that of the market.

2.	Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Fund’s significant accounting policies used in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – The Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. The Fund values its listed securities, including common stocks, on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. Investments representing shares of other registered open-end investment companies that are not listed on an exchange, including money market funds, are valued at their net asset value (“NAV”) as reported by such companies. When using a quoted price and when the market is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). Fixed income securities, if any, are generally valued using prices provided by an independent pricing service approved by the Board of Trustees of the Trust (the “Board”). The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities in determining these prices. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets,

12

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

such as the suspension or limitation of trading. As a result, the prices of securities used to calculate the Fund’s NAV may differ from quoted or published prices for the same securities.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the Fund’s investments by the inputs used to value the investments as of August 31, 2021:

	Level 1	Level 2	Level 3	Total
Common Stocks	$201,257,232	$—	$—	$201,257,232
Money Market Funds	84,635,022	—	—	84,635,022
Total	$285,892,254	$—	$—	$285,892,254

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by sector and industry type. The Fund did not hold derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the year ended August 31, 2021.

Share valuation – The NAV per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the NAV, except that shares of the Fund are subject to a redemption fee of 2% if redeemed within 90 days of the date of purchase. During the years ended August 31, 2021 and 2020, proceeds from the redemption fees, recorded in capital, totaled $61,969 and $59,200, respectively.

13

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Investment income – Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the security received. Interest income is accrued as earned.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on the relative net assets of each series, the number of series in the Trust, or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – The Fund will distribute to shareholders any net investment income dividends and net realized capital gains distributions at least once each year. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions are recorded on the ex-dividend date. The tax character of the Fund’s distributions paid to shareholders during the years ended August 31, 2021 and 2020 was as follows:

		Long-Term
Year	Ordinary	Capital	Total
Ended	Income	Gains	Distributions
8/31/2021	$28,597	$5,940,851	$5,969,448
8/31/2020	$296,128	$1,523,544	$1,819,672

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the 12 months ended October 31) plus undistributed amounts from prior years.

14

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of August 31, 2021:

Tax cost of portfolio investments	$229,267,218
Gross unrealized appreciation	$59,293,905
Gross unrealized depreciation	(2,668,869)
Net unrealized appreciation	56,625,036
Undistributed ordinary income	3,899,533
Undistributed long-term capital gains	15,408,052
Accumulated earnings	$75,932,621

The values of the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments may be temporarily different (“book/tax differences”). These book/tax differences are due to the timing of the recognition of capital gains or losses under income tax regulations and GAAP, primarily due to the tax deferral of losses on wash sales.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund identifies its major tax jurisdiction as U.S. Federal.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax on the Statement of Operations. During the year ended August 31, 2021, the Fund did not incur any interest or penalties.

3.	Investment Transactions

During the year ended August 31, 2021, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $45,570,890 and $42,162,435, respectively.

4.	Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by Marshfield Associates, Inc. (the “Adviser”) pursuant to the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser an advisory fee, computed and accrued daily and paid monthly, at the annual rate of 0.95% of its average daily net assets.

15

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Effective December 1, 2020, pursuant to an Expense Limitation Agreement (“ELA”) between the Fund and the Adviser, the Adviser has contractually agreed, until January 1, 2022, to reduce its investment advisory fees and reimburse other expenses to limit total annual operating expenses (exclusive of brokerage costs; taxes; interest; borrowing costs such as interest and dividend expenses on securities sold short; costs to organize the Fund; acquired fund fees and expenses; extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business), to an amount not exceeding 0.99% of the Fund’s average daily net assets. Prior to December 1, 2020, the Adviser had contractually agreed to limit total annual operating expenses (exclusive of brokerage costs; taxes; interest; borrowing costs such as interest and dividend expenses on securities sold short; costs to organize the Fund; acquired fund fees and expenses; extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business), to an amount not exceeding 1.10% of the Fund’s average daily net assets. Accordingly, during the year ended August 31, 2021, the Adviser reduced its investment advisory fees by $349,624.

Under the terms of the ELA, investment advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided the repayments do not cause total annual operating expenses to exceed the lesser of: (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. As of August 31, 2021, the Adviser may seek repayment of investment advisory fee reductions and expense reimbursements in the amount of $711,315 no later than the dates as stated below:

August 31, 2022	$176,244
August 31, 2023	185,447
August 31, 2024	349,624
Total	$711,315

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies, and certain costs related to the pricing of the Fund’s portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is a wholly -owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

16

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Certain officers and a Trustee of the Trust are also officers of Ultimus.

TRUSTEE COMPENSATION

Each member of the Board (a “Trustee”) who is not an “interested person” of the Trust (“Independent Trustee”) receives a $1,300 annual retainer from the Fund, paid quarterly, except for the Board Chairperson who receives a $1,500 annual retainer from the Fund, paid quarterly. Each Independent Trustee also receives from the Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses.

PRINCIPAL HOLDER OF FUND SHARES

As of August 31, 2021, the following shareholder owned of record 25% or more of the outstanding shares of the Fund:

Name of Record Owner	% Ownership
RBC Capital Markets, LLC (for the benefit of its customers)	63%

A beneficial owner of 25% or more of the Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5.	Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6.	Investments in Money Market Funds

In order to maintain sufficient liquidity to implement investment strategies, or for temporary defensive purposes, the Fund may at times invest a significant portion of its assets in shares of a money market fund. As of August 31, 2021, the Fund had 29.6% of the value of its net assets invested in shares of money market funds registered under the Investment Company Act of 1940, as amended (the “1940 Act”). An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person. While investor losses in money market funds have been rare, they are possible. The Fund incurs additional indirect expenses due to acquired fund fees and expenses to the extent it invests in shares of money market funds. The financial statements for the money market funds held can be found at www.sec.gov.

17

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

7.	Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

18

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders of Marshfield Concentrated Opportunity Fund and
Board of Trustees of Ultimus Managers Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Marshfield Concentrated Opportunity Fund (the “Fund”), a series of Ultimus Managers Trust, as of August 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2016.

COHEN & COMPANY, LTD.

Cleveland, Ohio

October 27, 2021

19

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur two types of cost: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (March 1, 2021) and held until the end of the period (August 31, 2021).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge sales loads. However, a redemption fee of 2% is applied on the sale of shares held for less than 90 days.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

20

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

	Beginning	Ending
	Account Value	Account Value	Net	Expenses
	March 1,	August 31,	Expense	Paid During
	2021	2021	Ratio (a)	Period (b)
Based on Actual Fund Return	$1,000.00	$1,111.30	0.99%	$5.27
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.21	0.99%	$5.04

(a)	Annualized, based on the Fund’s most recent one-half year expenses.

(b)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-855-691-5288, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-855-691-5288, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These filings are available upon request by calling 1-855-691-5288. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov.

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended August 31, 2021, the Fund designated $5,940,851 as long-term capital gain distributions.

Qualified Dividend Income – The Fund designates 99.27% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal year ended August 31, 2021, 99.27% of ordinary income dividends qualifies for the corporate dividends received deduction.

21

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise their day-to-day operations. The officers have been elected for an annual term. Each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The following are the Trustees and executive officers of the Fund:

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
David R. Carson* Year of Birth: 1958	Since 2013	Trustee and Vice President (January 2021 to present) Principal Executive Officer (April 2017 to January 2021) President (October 2013 to January 2021) Vice President (April 2013 to October 2013)	SVP, Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); President, Unified Series Trust (2016 to present) and Trustee (2020 to present); President, Centaur Mutual Funds Trust (2018 to present); Chief Compliance Officer, FSI Low Beta Absolute Return Fund (2013 to 2016)	25	Interested Trustee of Unified Series Trust (20 funds)
Independent Trustees:
Janine L. Cohen Year of Birth: 1952	Since January 2016	Chairperson (October 2019 to present) Trustee (January 2016 to present)	Retired (2013) financial services executive	25	None

22

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Independent Trustees (Continued):
David M. Deptula Year of Birth: 1958	Since June 2012	Trustee	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since 2016; Vice President of Tax Treasury at The Standard Register Inc. (formerly The Standard Register Company) from 2011 to 2016	25	None
Robert E. Morrison Year of Birth: 1957	Since June 2019	Trustee	Senior Vice President and National Practice Lead for Investment, Huntington National Bank/Huntington Private Bank (2014 to present)	25	None
Clifford N. Schireson Year of Birth: 1953	Since June 2019	Trustee	Retired; Founder of Schireson Consulting, LLC (2017 to 2021); Director of Institutional Services for Brandes Investment Partners, LP (2004-2017)	25	Trustee of the San Diego City Employees’ Retirement System (2019 to present)
Jacqueline A. Williams Year of Birth: 1954	Since June 2019	Trustee	Managing Member of Custom Strategy Consulting, LLC (2017 to present); Managing Director of Global Investment Research (2005 to 2017), Cambridge Associates, LLC	25	None

*	Mr. Carson is considered an “interested person” of the Trust within the meaning of Section 2(a) (19) of the Investment Company Act of 1940, as amended, because of his relationship with the Trust’s administrator and transfer agent.

23

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
Todd E. Heim Year of Birth: 1967	Since 2014	Principle Executive Officer and President (January 2021 to present) Vice President (2014 to 2021)	VP, Relationship Management of Ultimus Fund Solutions, LLC (2018 to present); Client Implementation Manager and AVP of Ultimus Fund Solutions, LLC (2014 to 2018); Naval Flight Officer in the United States Navy (May 1989 to June 2017)
Jennifer L. Leamer Year of Birth: 1976	Since 2014	Treasurer (October 2014 to present) Assistant Treasurer (April 2014 to October 2014)	SVP, Fund Accounting of Ultimus Fund Solutions, LLC (2014 to present)
Daniel D. Bauer Year of Birth: 1977	Since 2016	Assistant Treasurer (April 2016 to present)	AVP, Fund Accounting (September 2015 to present) and Fund Accounting Manager (March 2012 to August 2015) of Ultimus Fund Solutions, LLC
David K. James Year of Birth: 1970	Since 2021	Secretary (July 2021 to present)	EVP, Chief Legal and Risk Officer of Ultimus Fund Solutions, LLC (2018 to present); Managing Director and Managing Counsel at State Street Bank and Trust Company (2009 to 2018)
Natalie S. Anderson Year of Birth: 1975	Since 2016	Assistant Secretary (April 2016 to present)	Manager, Legal Administration (July 2016 to present) and Paralegal (January 2015 to June 2016) of Ultimus Fund Solutions, LLC
Gweneth K. Gosselink Year of Birth: 1955	Since 2020	Chief Compliance Officer (January 2020 to present)	AVP, Compliance Officer of Ultimus Fund Solutions, LLC (December 2019 to present); CCO Consultant at GKG Consulting, LLC (December 2019 to present); Chief Operating Officer and CCO at Miles Capital, Inc. (June 2013 to December 2019)

24

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers (Continued):
Martin R. Dean Year of Birth: 1963	Since 2016	Assistant Chief Compliance Officer (January 2020 to present) Interim Chief Compliance Officer (October 2019 to January 2020) Assistant Chief Compliance Officer (January 2016 to 2017)	SVP, Head of Fund Compliance of Ultimus Fund Solutions, LLC (2016 to present)

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call toll free 1-855-691-5288.

25

Marshfield-AR-21

MEEHAN FOCUS FUND

ANNUAL REPORT

August 31, 2021

This report is for the information of the shareholders of Meehan Focus Fund. Its use in connection with any offering of the Fund’s shares is authorized only in a case of concurrent or prior delivery of the Fund’s current prospectus. Investors should refer to the Fund’s prospectus for a description of risk factors associated with investments in the Fund.

Meehan Focus Fund	Distributor:
A Series of Ultimus Managers Trust	Ultimus Fund Distributors, LLC
7250 Woodmont Avenue, Suite 315	225 Pictoria Drive, Suite 450
Bethesda, MD 20814	Cincinnati, OH 45246
(866) 884-5968	(800) 933-8413

MEEHAN FOCUS FUND
LETTER TO SHAREHOLDERS (Unaudited)	August 31, 2021

Dear Fellow Shareholders1:

The total return for the Meehan Focus Fund for its fiscal year ended August 31, 2021 was 36.25%2, which represents the Fund’s best fiscal year performance in its 22-year history. The Fund’s net asset value per share on August 31, 2021 was $44.21. Over the past 12 months the Fund’s return exceeded the returns of both of its benchmarks, the Standard & Poor’s 500 Total Return Index (31.17%) and the Standard & Poor’s 500 Value Index (33.24%).

After a period of turbulence last fall, U.S. equities have risen steadily for most of 2021, making new highs through the end of August. Strong labor market trends, continued benefits from government stimulus measures, and better-than-expected earnings results outweighed concerns about the economic impact of a new wave of coronavirus cases linked to the Delta variant of COVID-19.

The economic rebound that began late last year has continued in 2021 with U.S. GDP growth topping 6% in both the first and second quarters.3 Supply chain bottlenecks, which have slowed production of goods from autos to refrigerators, likely kept growth from being higher. Any relief in these supply chain issues could boost growth in future quarters.

Labor market data has remained solid, even after factoring in the weaker-than-expected August payroll report. Weekly unemployment filings have trended steadily down all year and, combined with solid job growth, pushed the unemployment rate to a post-pandemic low of 5.2% in August.4

However, labor market strength has resulted in steadily increasing wage gains and stoked fears of inflation. Inflation has cooled recently but August’s 5.3% reading remains high.5 Select items that had seen rapid price increases in the spring, such as used cars and lumber, have decelerated and kept the recent headline inflation numbers more in check. Whether rising inflationary forces will be “transitory”, as the Federal Reserve posits, or more persistent, remains to be seen.

[1]	The views expressed herein are not meant as investment advice. Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee that the Fund will continue to hold these securities in the future. Please consider the investment objectives, risks, charges, and expenses of the Fund before investing. Contact the Fund at (866) 884-5968 for a prospectus, which contains this and other important information about the Fund. Read the prospectus carefully before investing.

[2]	Past performance does not guarantee future results. Performance data quoted above represents past performance, and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain more current performance information, please call (866) 884-5968.

[3]	U.S. Bureau of Economic Analysis, Gross Domestic Product, First Quarter 2021 (Second Estimate), May 27, 2021; U.S. Bureau of Economic Analysis, Gross Domestic Product, Second Quarter 2021 (Second Estimate), August 26, 2021.

[4]	U.S. Bureau of Labor Statistics, The Economics Daily, September 9, 2021.

[5]	U.S. Bureau of Labor Statistics, Consumer Price Index – August 2021, September 14, 2021.

1

The Federal Reserve recently underlined their dovish policy stance at their annual Economic Symposium in Jackson Hole at the end of August. Fed Chairman Jerome Powell reiterated his expectation that the Fed would most likely begin tapering their $120 billion monthly bond purchasing program by the end of the year.6 However, he also made it clear that the Fed is in no hurry to raise interest rates from their current near-zero level. The market responded positively to his comments as the perception of continued easy monetary policy has been reinforced.

Robust corporate earnings have also helped drive stock market optimism, with the vast majority of companies reporting second quarter revenues and earnings above consensus expectations. In aggregate, year-over-year revenue growth approached 25% and earnings growth was near 90% as companies lapped the low point in earnings in the second quarter of 2020.7 Looking forward, analysts expect earnings growth of more than 20% for the remaining two quarters of 2021, and over 9% earnings growth in calendar year 2022.8

Outlook

In our view, the outlook for the Fund, and U.S. equities generally, remains positive. Stock valuations are elevated but not unreasonable given a backdrop of low interest rates, improving investor sentiment, and a robust environment for mergers and acquisitions activity. An acceleration in economic activity and corporate earnings should underpin stocks as we move through the rest of this year and into 2022; improving economic performance in the Eurozone is also encouraging.

Recent dips in consumer confidence and retail sales suggest we could experience a near term speed bump in economic activity due to the rising number of Delta variant cases. However, we expect the consumer to work through these temporary headwinds as more pent-up demand is released into the economy once virus concerns subside.

The market has not experienced a 5% decline since November of 2020, and we would not be surprised to see a decline of 5% to 15% in coming months after such an extended period of gains. Concerns about slowing economic growth, unchecked inflation, an unexpected rise in interest rates, or an unforeseen geopolitical event could spark a market correction, but we believe that over the long term the Fund will continue to produce positive returns.

Portfolio Review

The attached Schedule of Investments identifies the Fund’s investments and their market value as of August 31, 2021.

The Fund’s long-term holdings in technology giants Microsoft and Alphabet, and construction equipment company United Rentals, were the largest positive contributors to the Fund’s performance over the past twelve months.

Microsoft continues to be a beneficiary of coronavirus-related disruptions to business and commerce. This was again demonstrated in its quarter ended June 30, which saw revenue and net income grow 21% and 47% year-over-year, respectively, as results materially exceeded

[6]	Monetary Policy in the Time of COVID, Chair Jerome H. Powell, August 27, 2021.

[7]	FactSet Earnings Insight, August 13, 2021.

[8]	FactSet Earnings Insight, September 24, 2021.

2

estimates. Azure continues to deliver impressive results, while LinkedIn revenue growth sharply accelerated to 46% year-over-year in the June quarter. In our view, the future looks bright given Microsoft’s well thought out strategy and consistent execution, combined with its massive commercial user base, which should enable it to drive continued revenue and earnings growth.

Alphabet CEO Sundar Pichai stated in the company’s second quarter earnings release, “In Q2, there was a rising tide of online activity in many parts of the world,” and few companies are better positioned to benefit from rising online activity than Google parent Alphabet. The company once again delivered revenue and earnings that comfortably topped consensus estimates. Total revenue of $61.9 billion exceeded consensus by $5.7 billion and grew 62% year-over-year, driven by 68% and 84% growth in Search and YouTube, respectively. It is worth mentioning that ‘moonshot investments’, while currently loss generating, could become substantial businesses within Alphabet and diversify the company’s revenue sources. We continue to view the company favorably due to its dominant market position in online search and advertising and its fortress balance sheet.

United Rentals, the world’s largest equipment rental company, has seen its results significantly improve in recent quarters as economic activity gained momentum. Second quarter earnings grew 26% year-over-year as fleet productivity improved 17.8% and used equipment sales rose 10%. Management noted that business volume trends have shown steady improvement over the past four quarters and it anticipates those trends will continue. In addition to improving economic conditions, we believe United Rentals will continue to benefit from the relative attractiveness of renting versus purchasing equipment as the U.S. economy continues to recover from the COVID-19 induced recession.

Partially offsetting these positive contributions were weaker performances from Merck, Alibaba, and the SPDR Biotechnology exchange traded fund (ETF).

Global pharmaceutical company Merck’s performance has lagged the market so far this year as investors assess the impact of long-time CEO Ken Frazier’s retirement and the spinoff of Organon, which included the company’s women’s health products, mature brands, and biosimilars. Merck’s 2021 results have been solid, second-quarter sales rose 22% on a year-over-year basis as drug revenues rebounded in line with hospital visits, and the Animal Health segment saw strong growth. Blockbuster drug Keytruda, with over $14 billion in 2020 sales and patent protection through 2028, continues to be Merck’s growth driver and has received FDA approval for several new oncology applications. Merck shares are currently trading at roughly 12.5 times consensus forward earnings estimates, meaningfully below its five-year average multiple of 14.9. We believe divestment of Organon allows Merck to better focus on the development of new oncology drugs, vaccines, and hospital and specialty products that will drive earnings growth, and the stock, higher.

Shares of Chinese e-commerce giant Alibaba have struggled since the company found itself in the crosshairs of Chinese regulators last fall. China’s State Administration of Market Regulation hit Alibaba with a $2.8 billion fine, its largest ever, for violation of antimonopoly laws earlier this year and the stock continued to decline over the past three months. Alibaba has posted strong revenue and earnings growth in recent quarters, but they have not been enough to overcome the growing political and regulatory uncertainty. We had hoped that

3

the Chinese government’s pressure on Alibaba would ease but it has not. In our view, the uncertainty and political risk Alibaba faces make it very difficult to value the company based on its fundamentals and we chose to sell the Fund’s position.

The SPDR Biotechnology ETF, which offers broad exposure to the biotechnology segment of the S&P Total Market Index, has underperformed this year. We sold the Fund’s position at a modest loss over the summer to reduce the Fund’s fiscal year 2021 capital gains.

In addition to the sales of Alibaba and the SPDR Biotechnology ETF, we made several other changes to the Fund’s portfolio over the past twelve months. We sold the Fund’s long-term position in PNC at a substantial gain and also sold two of the Fund’s smaller positions, General Dynamics and Kellogg, the former at a modest loss and the latter at essentially the same price at which it was purchased.

We also trimmed Apple, Microsoft, and Lowe’s, which were the Fund’s three largest holdings at the beginning of its 2021 fiscal year. These stocks have produced strong returns for the Fund, and we expect them to continue to do so, but we chose to reduce them to make room for new holdings and better diversify the Fund’s portfolio.

Proceeds from these sales were used to buy shares of Blackstone Group and increase the Fund’s existing positions in Amazon, Bank of America, and Merck.

Conclusion

We appreciate your confidence in our management of the Fund, and we look forward to continued growth and success. You can check the Fund’s NAV online at any time by typing the Fund’s ticker symbol (MEFOX) into most stock quotation services. Best wishes for a safe and healthy fall – and please do not hesitate to contact us if you have any questions regarding your investment in the Fund.

Sincerely,

Thomas P. Meehan	Paul P. Meehan
Portfolio Managers, Meehan Focus Fund

4

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-866-884-5968.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus, please visit the Fund’s website at meehanmutualfunds.com or call 1-866-884-5968 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Meehan Focus Fund is distributed by Ultimus Fund Distributors, LLC.

This Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time and may no longer be held by the Fund. For a complete list of securities held by the Fund as of August 31, 2021, please see the Schedule of Investments section of the annual report. The opinions of the Adviser with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Fund and the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements include, without limitation, general economic conditions, such as inflation, recession, and interest rates.

5

MEEHAN FOCUS FUND

PERFORMANCE INFORMATION

August 31, 2021 (Unaudited)

Comparison of Change in Value of a $10,000 Investment in the

Meehan Focus Fund vs. the S&P 500® Total Return Index*

and the S&P 500® Value Index*

Average Annual Total Returns (For Periods Ended August 31, 2021)
	1 Year	5 Years	10 Years
Meehan Focus Fund (a)	36.25%	19.42%	14.18%
S&P 500® Total Return Index	31.17%	18.02%	16.34%
S&P 500® Value Index	33.24%	12.36%	13.26%

*	The above graph depicts the performance of the Fund versus the S&P 500® Total Return Index and the S&P 500® Value Index. It is important to note that the Fund is a professionally managed mutual fund; the S&P 500® Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprised of 500 issues listed on various exchanges, representing the performance of the stock market generally; and the S&P 500® Value Index measures value stocks using three factors: the ratios of book value, earnings, and sales to price. Constituents are drawn from the S&P 500® Total Return Index. An index is not an investment product available for purchase. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends but, unlike the Fund’s returns, do not reflect any fees or expenses.

(a)	Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s past performance is not indicative of future performance. The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain more current performance information, please contact (866) 884-5968. As disclosed in the Fund’s December 29, 2020 prospectus, the Fund’s total annual operating expenses are 1.01%.

6

MEEHAN FOCUS FUND

PORTFOLIO INFORMATION

August 31, 2021 (Unaudited)

Sector Diversification (% of Net Assets)

Top 10 Equity Holdings
% of
Security Description	Net Assets
Microsoft Corporation	12.0%
Apple, Inc.	10.0%
Alphabet, Inc. - Classes A and C	9.2%
Lowe’s Companies, Inc.	8.7%
Berkshire Hathaway, Inc. - Class B	6.5%
United Rentals, Inc.	6.2%
Applied Materials, Inc.	4.5%
CVS Health Corporation	3.6%
Amazon.com, Inc.	3.3%
Lennar Corporation - Class A	3.2%

7

MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS
August 31, 2021

COMMON STOCKS — 95.0%	Shares	Value
Communications — 14.0%
Entertainment Content — 2.1%
Walt Disney Company (The) (a)	12,150	$2,202,795

Internet Media & Services — 11.9%
Alphabet, Inc. - Class A (a)	1,495	4,326,455
Alphabet, Inc. - Class C (a)	1,868	5,434,461
Facebook, Inc. - Class A (a)	7,790	2,955,370
		12,716,286
Consumer Discretionary — 17.0%
E-Commerce Discretionary — 3.3%
Amazon.com, Inc. (a)	1,000	3,470,790

Home Construction — 3.2%
Lennar Corporation - Class A	31,900	3,423,189

Retail - Discretionary — 10.5%
Lowe’s Companies, Inc.	45,250	9,226,022
Williams-Sonoma, Inc.	10,730	2,003,291
		11,229,313
Consumer Staples — 0.8%
Food — 0.8%
Nestlé S.A. - ADR	6,970	880,241

Financials — 11.5%
Asset Management — 2.8%
BlackRock, Inc.	2,490	2,348,792
Blackstone, Inc.	5,000	628,650
		2,977,442
Banking — 2.2%
Bank of America Corporation	56,000	2,338,000

Insurance — 6.5%
Berkshire Hathaway, Inc. - Class B (a)	24,150	6,901,345

8

MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 95.0% (Continued)	Shares	Value
Health Care — 10.0%
Biotech & Pharma — 4.2%
Bristol-Myers Squibb Company	18,130	$1,212,172
Merck & Company, Inc.	17,500	1,335,075
Novartis AG - ADR	20,420	1,886,604
		4,433,851
Health Care Facilities & Services — 3.6%
CVS Health Corporation	44,000	3,801,160

Medical Equipment & Devices — 2.2%
Medtronic plc	17,850	2,382,618

Industrials — 9.7%
Diversified Industrials — 1.4%
3M Company	7,470	1,454,708

Electrical Equipment — 2.1%
Johnson Controls International plc	30,000	2,244,000

Industrial Support Services — 6.2%
United Rentals, Inc. (a)	18,625	6,568,106

Technology — 32.0%
Semiconductors — 7.6%
Applied Materials, Inc.	35,365	4,778,872
Broadcom, Inc.	6,575	3,269,156
		8,048,028
Software — 12.0%
Microsoft Corporation	42,250	12,754,430

Technology Hardware — 10.0%
Apple, Inc.	70,085	10,641,006

Technology Services — 2.4%
Visa, Inc. - Class A	11,000	2,520,100

Total Common Stocks (Cost $29,348,953)		$100,987,408

9

MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS (Continued)

EXCHANGE-TRADED FUNDS — 0.9%	Shares	Value
iShares Core MSCI Pacific ETF (Cost $788,522)	14,690	$981,586

MONEY MARKET FUNDS — 4.1%	Shares	Value
Invesco Short-Term Investment Trust Government & Agency Portfolio - Institutional Class, 0.03% (b) (Cost $4,352,751)	4,352,751	$4,352,751

Investments at Value — 100.0% (Cost $34,490,226)		$106,321,745

Liabilities in Excess of Other Assets — (0.0%) (c)		(33,457)

Net Assets — 100.0%		$106,288,288

ADR - American Depositary Receipt

AG - Aktiengesellschaft

plc - Public Limited Company

S.A. - Societe Anonyme

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of August 31, 2021.

(c)	Percentage rounds to less than 0.1%.

See accompanying notes to financial statements.

10

MEEHAN FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES
August 31, 2021

ASSETS
Investments in securities:
At cost	$34,490,226
At value (Note 2)	$106,321,745
Dividends receivable	46,812
Other assets	7,564
TOTAL ASSETS	106,376,121

LIABILITIES
Payable for capital shares redeemed	2,000
Payable to Adviser (Note 4)	66,124
Payable to administrator (Note 4)	14,679
Other accrued expenses	5,030
TOTAL LIABILITIES	87,833

NET ASSETS	$106,288,288

NET ASSETS CONSIST OF:
Paid-in capital	$32,003,275
Accumulated earnings	74,285,013
NET ASSETS	$106,288,288

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	2,404,221
Net asset value, offering price and redemption price per share (a) (Note 2)	$44.21

(a)	Redemption price may differ from the net asset value per share depending upon the length of time held.

See accompanying notes to financial statements.

11

MEEHAN FOCUS FUND
STATEMENT OF OPERATIONS
For the Year Ended August 31, 2021

INVESTMENT INCOME
Dividend income	$991,234
Foreign withholding taxes on dividends	(26,326)
TOTAL INVESTMENT INCOME	964,908

EXPENSES
Investment advisory fees (Note 4)	724,548
Administration fees (Note 4)	90,679
Fund accounting fees (Note 4)	39,289
Legal fees	22,059
Transfer agent fees (Note 4)	18,131
Registration and filing fees	17,581
Audit and tax services fees	17,460
Trustees’ fees and expenses (Note 4)	16,750
Compliance fees (Note 4)	12,000
Custody and bank service fees	9,395
Postage and supplies	5,931
Printing of shareholder reports	5,849
Insurance expense	3,961
Other expenses	8,190
TOTAL EXPENSES	991,823
Less fee reductions by the Adviser (Note 4)	(86,137)
NET EXPENSES	905,686

NET INVESTMENT INCOME	59,222

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from investments	2,672,389
Net realized gains from in-kind redemptions (Note 2)	891,282
Net change in unrealized appreciation (depreciation) on investments	24,952,906
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	28,516,577

NET INCREASE IN NET ASSETS FROM OPERATIONS	$28,575,799

See accompanying notes to financial statements.

12

MEEHAN FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Ten Months	Year
	Ended	Ended	Ended
	August 31,	August 31,	October 31,
	2021	2020(a)	2019
FROM OPERATIONS
Net investment income	$59,222	$332,771	$488,712
Net realized gains (losses) from:
Investments	2,672,389	379,274	2,006,403
Foreign currency transactions	—	—	(30)
Net realized gains from in-kind redemptions (Note 2)	891,282	—	2,033,739
Net change in unrealized appreciation (depreciation) on investments	24,952,906	13,541,956	4,396,890
Net increase in net assets resulting from operations	28,575,799	14,254,001	8,925,714

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(913,584)	(2,495,082)	(1,565,477)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	949,127	1,035,547	665,329
Net asset value of shares issued in reinvestment of distributions to shareholders	903,947	2,473,247	1,551,512
Payments for shares redeemed	(3,765,292)	(2,295,828)	(7,829,046)
Net increase (decrease) in net assets from capital share transactions	(1,912,218)	1,212,966	(5,612,205)

TOTAL INCREASE IN NET ASSETS	25,749,997	12,971,885	1,748,032

NET ASSETS
Beginning of period	80,538,291	67,566,406	65,818,374
End of period	$106,288,288	$80,538,291	$67,566,406

CAPITAL SHARE ACTIVITY
Shares sold	24,792	40,626	26,047
Shares reinvested	26,028	84,555	68,864
Shares redeemed	(102,219)	(84,647)	(314,096)
Net increase (decrease) in shares outstanding	(51,399)	40,534	(219,185)
Shares outstanding at beginning of period	2,455,620	2,415,086	2,634,271
Shares outstanding at end of period	2,404,221	2,455,620	2,415,086

(a)	Fund changed fiscal year to August 31.

See accompanying notes to financial statements.

13

MEEHAN FOCUS FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period

			Ten
	Year		Months		Year		Year		Year		Year
	Ended		Ended		Ended		Ended		Ended		Ended
	August 31,		August 31,		Oct. 31,		Oct. 31,		Oct. 31,		Oct. 31,
	2021		2020(a)		2019		2018		2017		2016
Net asset value at beginning of period	$32.80		$27.98		$24.99		$24.13		$19.42		$21.07
Income (loss) from investment operations:
Net investment income (b)	0.03		0.14		0.21		0.14		0.15		0.28
Net realized and unrealized gains (losses) on investments and foreign currencies	11.76		5.71		3.42		0.86		4.64		(1.30)
Total from investment operations	11.79		5.85		3.63		1.00		4.79		(1.02)
Less distributions from:
Net investment income	(0.12)		(0.20)		(0.15)		(0.14)		(0.06)		(0.28)
Net realized gains	(0.26)		(0.83)		(0.49)		—		(0.02)		(0.35)
Total distributions	(0.38)		(1.03)		(0.64)		(0.14)		(0.08)		(0.63)
Net asset value at end of period	$44.21		$32.80		$27.98		$24.99		$24.13		$19.42
Total return (c)	36.25%		21.38	% (d)	15.16%		4.15%		24.72%		(4.86%)
Net assets at end of period (000’s)	$106,288		$80,538		$67,566		$65,818		$63,743		$52,654
Ratios/supplementary data:
Ratio of total expenses to average net assets (e)	1.09%		1.16	% (f)	1.17%		1.12%		1.00%		1.00%
Ratio of net expenses to average net assets (e)	1.00	% (g)	1.00	% (f)(g)	1.00	% (g)	1.00	% (g)	1.00	% (g)	1.00%
Ratio of net investment income to average net assets (b)(e)	0.07	% (g)	0.58	% (f)(g)	0.77	% (g)	0.54	% (g)	0.69	% (g)	1.44%
Portfolio turnover rate	4%		16	% (d)	20%		20%		10%		44%

(a)	Fund changed fiscal year to August 31.

(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(c)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. Had the Adviser not reduced its fees, total returns would have been lower.

(d)	Not annualized.

(e)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investments companies in which the Fund invests.

(f)	Annualized.

(g)	Ratio was determined after investment advisory fee reductions (Note 4).

See accompanying notes to financial statements.

14

MEEHAN FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
August 31, 2021

1.	Organization

Meehan Focus Fund (the “Fund”) is a non-diversified series of Ultimus Managers Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was reorganized into the Trust on October 23, 2017. It was formerly a series of Meehan Mutual Funds, Inc.

The Fund’s investment objective is to seek long-term growth of capital.

2.	Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Fund’s significant accounting policies used in the preparation of its financial statements. These policies are in conformity with accounting principals generally accepted in the United States of America (“GAAP”).

Securities valuation – The Fund’s portfolio securities are valued at fair value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern Time) on each business day the NYSE is open. Securities, including common stocks and exchange-traded funds (“ETFs”), listed on the NYSE or other exchanges are valued on the basis of their last sale price on the exchanges on which they are primarily traded. If there are no sales on that day, the securities are valued at the closing mean price on the NYSE or other primary exchange for that day. NASDAQ listed securities are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last mean price as reported by NASDAQ. Securities traded in the over-the-counter market are valued at the last reported sale price, if available, otherwise at the most recently quoted mean price. Investments representing shares of money market funds and other open-end investment companies, except for ETFs, are valued at their net asset value (“NAV”) as reported by such companies. When using a quoted price and when the market is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees of the Trust (the “Board”). Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as suspension or limitation of trading. As a result, the prices of securities used to calculate the Fund’s NAV may differ from quoted or published prices for the same securities.

15

MEEHAN FOCUS FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the Fund’s investments by the inputs used to value the investments as of August 31, 2021:

	Level 1	Level 2	Level 3	Total
Common Stocks	$100,987,408	$—	$—	$100,987,408
Exchange-Traded Funds	981,586	—	—	981,586
Money Market Funds	4,352,751	—	—	4,352,751
Total	$106,321,745	$—	$—	$106,321,745

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by sector and industry type. The Fund did not hold derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the year ended August 31, 2021.

Foreign currency translation – Securities and other assets and liabilities denominated in or expected to settle in foreign currencies, if any, are translated into U.S. dollars based on exchange rates on the following basis:

A.	The fair values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. Eastern Time on the respective date of such transactions.

C.	The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

16

MEEHAN FOCUS FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies and 2) the difference between the amounts of dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities that result from changes in exchange rates.

Share valuation – The NAV per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the NAV per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed within 7 calendar days of the date of purchase. No redemption fees were collected by the Fund during the periods ended August 31, 2021, August 31, 2020 and October 31, 2019.

Investment income – Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the security received. Interest income is accrued as earned. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s rules and tax rates.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on the relative net assets of each series, the number of series in the Trust, or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. Distributions to shareholders are recorded on the ex-dividend date. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. The tax character of distributions paid during the periods ended August 31, 2021, August 31, 2020 and October 31, 2019 was as follows:

	Ordinary	Long-Term	Total
Period Ended	Income	Capital Gains	Distributions
August 31, 2021	$289,072	$624,512	$913,584
August 31, 2020	$488,556	$2,006,526	$2,495,082
October 31, 2019	$367,617	$1,197,860	$1,565,477

17

MEEHAN FOCUS FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes its net investment income and any net realized capital gains in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of August 31, 2021:

Tax cost of portfolio investments	$34,490,226
Gross unrealized appreciation	$71,835,145
Gross unrealized depreciation	(3,626)
Net unrealized appreciation	71,831,519
Undistributed ordinary income	26,548
Undistributed long-term capital gains	2,426,946
Accumulated earnings	$74,285,013

During the year ended August 31, 2021, a shareholder took delivery of securities from the Fund, rather than cash, in exchange for the redemption of shares. The total fair value of these in-kind redemptions was $1,000,000 for 24,361 shares of the Fund. The Fund realized $891,282 of net capital gains resulting from the in-kind redemptions. The Fund recognizes a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities and recognizes a loss to the extent that the cost of those securities exceeds the value of the distributed securities on the date of redemption. Such net gains are not taxable to the Fund and are not required to be distributed to shareholders. The Fund has reclassified this amount against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund’s net assets or NAV per share.

During the year ended October 31, 2019, a principal of the Adviser and an affiliated trust took delivery of securities from the Fund, rather than cash, in exchange for the redemption of shares. The total fair value of these in-kind redemptions was $4,503,148 for 183,656 shares

18

MEEHAN FOCUS FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

of the Fund. The Fund realized $2,033,739 of net capital gains resulting from the in-kind redemptions. The Fund recognizes a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities and recognizes a loss to the extent that the cost of those securities exceeds the value of the distributed securities on the date of redemption. Such net gains are not taxable to the Fund and are not required to be distributed to shareholders.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions taken on federal income tax returns for the current and all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Fund identifies its major tax jurisdiction as U.S. Federal.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax on the Statement of Operations. During the year ended August 31, 2021, the Fund did not incur any interest or penalties.

3.	Investment Transactions

During the year ended August 31, 2021, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $3,977,739 and $10,232,203, respectively.

4.	Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by Edgemoor Investment Advisors, Inc. (the “Adviser”) pursuant to the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at the annual rate of 0.80% of its average daily net assets.

Pursuant to an Expense Limitation Agreement (“ELA”), the Adviser has contractually agreed, until March 1, 2022, to reduce investment advisory fees and reimburse other expenses to the extent necessary to limit total annual operating expenses (exclusive of brokerage costs; taxes; interest; borrowing costs such as interest and dividend expenses on securities sold short; costs to organize the Fund; acquired fund fees and expenses; and extraordinary expenses, such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 1.00% of the Fund’s average daily net assets. Accordingly, during the year ended August 31, 2021, the Adviser reduced its advisory fees in the amount of $86,137.

19

MEEHAN FOCUS FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Under the terms of the ELA, investment advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided the repayments do not cause total annual operating expenses to exceed the lesser of: (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. As of August 31, 2021, the Adviser may seek recoupment of investment advisory fee reductions totaling $299,870 no later than the dates listed below:

October 31, 2021	$14,208
October 31, 2022	105,329
August 31, 2023	94,196
August 31, 2024	86,137
Total	$299,870

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies, and certain costs related to the pricing of the Fund’s portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as the principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain officers and a Trustee of the Trust are also officers of Ultimus.

TRUSTEE COMPENSATION

Each member of the Board (a “Trustee”) who is not an “interested person” of the Trust (“Independent Trustee”) receives a $1,300 annual retainer from each Fund, paid quarterly, except for the Board Chairperson who receives a $1,500 annual retainer from each Fund, paid quarterly. Each Independent Trustee also receives from each Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses.

20

MEEHAN FOCUS FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

5.	Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

6.	Non-Diversification Risk

The Fund is a non-diversified Fund. As a result, the Fund’s holdings may be more concentrated in a limited number of securities and the value of its shares may be more sensitive than a diversified fund to any single economic, business, political, or regulatory occurrence.

7.	Sector Risk

If a Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. Occasionally, market conditions, regulatory changes or other developments may negatively impact a particular sector. As of August 31, 2021, the Fund had 32.0% of the value of its net assets invested in stocks within the Technology sector.

8.	Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

21

MEEHAN FOCUS FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders Meehan Focus Fund and

Board of Trustees of Ultimus Managers Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Meehan Focus Fund (the “Fund”), a series of Ultimus Managers Trust, as of August 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the three periods in the period then ended, the related notes, and the financial highlights for each of the six periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations, the changes in net assets, and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2010.

COHEN & COMPANY, LTD.

Cleveland, Ohio

October 27, 2021

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MEEHAN FOCUS FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (March 1, 2021) and held until the end of the period (August 31, 2021).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge sales loads. However, a redemption fee of 2% is applied on the sale of shares of the Fund held for less than 7 calendar days.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

23

MEEHAN FOCUS FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

	Beginning	Ending
	Account Value	Account Value	Expenses
	March 1,	August 31,	Paid During
	2021	2021	Period *
Based on Actual Fund Return	$1,000.00	$1,214.20	$5.58
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.16	$5.09

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.00% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll- free 1-866-884-5968, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-884-5968, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These filings are available upon request by calling 1-866-884-5968. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov.

FEDERAL TAX INFORMATION (Unaudited)

For the year ended August 31, 2021, the Fund designated $624,512 as long-term capital gain distributions.

Qualified Dividend Income – The Fund designates 100% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distributions that qualifies under tax law. For the year ended August 31, 2021, 100% of ordinary income dividends qualified for the corporate dividends received deduction.

24

MEEHAN FOCUS FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise their day-to-day operations. The officers have been elected for an annual term. Each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The following are the Trustees and executive officers of the Fund:

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
David R. Carson* Year of Birth: 1958	Since 2013	Trustee and Vice President (January 2021 to present) Principal Executive Officer (April 2017 to January 2021) President (October 2013 to January 2021) Vice President (April 2013 to October 2013)	SVP, Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); President, Unified Series Trust (2016 to present) and Trustee (2020 to present); President, Centaur Mutual Funds Trust (2018 to present); Chief Compliance Officer, FSI Low Beta Absolute Return Fund (2013 to 2016)	25	Interested Trustee of Unified Series Trust (20 funds)
Independent Trustees:
Janine L. Cohen Year of Birth: 1952	Since January 2016	Chairperson (October 2019 to present) Trustee (January 2016 to present)	Retired (2013) financial services executive	25	None

25

MEEHAN FOCUS FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Independent Trustees (Continued):
David M. Deptula Year of Birth: 1958	Since June 2012	Trustee	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since 2016; Vice President of Tax Treasury at The Standard Register Inc. (formerly The Standard Register Company) from 2011 to 2016	25	None
Robert E. Morrison Year of Birth: 1957	Since June 2019	Trustee	Senior Vice President and National Practice Lead for Investment, Huntington National Bank/Huntington Private Bank (2014 to present)	25	None
Clifford N. Schireson Year of Birth: 1953	Since June 2019	Trustee	Retired; Founder of Schireson Consulting, LLC (2017 to 2021); Director of Institutional Services for Brandes Investment Partners, LP (2004-2017)	25	Trustee of the San Diego City Employees’ Retirement System (2019 to present)
Jacqueline A. Williams Year of Birth: 1954	Since June 2019	Trustee	Managing Member of Custom Strategy Consulting, LLC (2017 to present); Managing Director of Global Investment Research (2005 to 2017), Cambridge Associates, LLC	25	None

*	Mr. Carson is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended, because of his relationship with the Trust’s administrator and transfer agent.

26

MEEHAN FOCUS FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
Todd E. Heim Year of Birth: 1967	Since 2014	Principal Executive Officer and President (January 2021 to present) Vice President (2014-2021)	VP, Relationship Management of Ultimus Fund Solutions, LLC (2018 to present); Client Implementation Manager and AVP of Ultimus Fund Solutions, LLC (2014 to 2018); Naval Flight Officer in the United States Navy (May 1989 to June 2017)
Jennifer L. Leamer Year of Birth: 1976	Since 2014	Treasurer (October 2014 to present) Assistant Treasurer (April 2014 to October 2014)	SVP, Fund Accounting of Ultimus Fund Solutions, LLC (2014 to present)
Daniel D. Bauer Year of Birth: 1977	Since 2016	Assistant Treasurer (April 2016 to present)	AVP, Fund Accounting (September 2015 to present) of Ultimus Fund Solutions, LLC
David K. James Year of Birth: 1970	Since 2021	Secretary (July 2021 to present)	EVP, Chief Legal and Risk Officer of Ultimus Fund Solutions, LLC (2018 to present); Managing Director and Managing Counsel at State Street Bank and Trust Company (2009 to 2018)
Natalie S. Anderson Year of Birth: 1975	Since 2016	Assistant Secretary (April 2016 to present)	Manager, Legal Administration (July 2016 to present) and Paralegal (January 2015 to June 2016) of Ultimus Fund Solutions, LLC
Gweneth K. Gosselink Year of Birth: 1955	Since 2020	Chief Compliance Officer (January 2020 to present)	AVP, Compliance Officer of Ultimus Fund Solutions, LLC (December 2019 to present); CCO Consultant at GKG Consulting, LLC (December 2019 to present); Chief Operating Officer and CCO at Miles Capital, Inc. (June 2013 to December 2019)

27

MEEHAN FOCUS FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers (Continued):
Martin R. Dean Year of Birth: 1963	Since 2016	Assistant Chief Compliance Officer (January 2021 to present) Interim Chief Compliance Officer (October 2019 to January 2021) Assistant Chief Compliance Officer (January 2016 to 2017)	SVP, Head of Fund Compliance of Ultimus Fund Solutions, LLC (2016 to present)

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call toll free 1-866-884-5968.

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Meehan-AR-21

(b)	Not applicable

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Janine L. Cohen. Ms. Cohen is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $40,500 and $40,500 with respect to the registrant’s fiscal years ended August 31, 2021 and August 31, 2020, respectively.

(b)	Audit-Related Fees. No fees were billed in the first fiscal period for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $10,000 and $10,000 with respect to the registrant’s fiscal years ended August 31, 2021, and August 31, 2020, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in the first fiscal period for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	During the fiscal years ended August 31, 2021 and August 31, 2020, aggregate non-audit fees of $10,000 and $10,000, respectively, were billed by the registrant’s accountant for services rendered to the registrant. No non-audit fees were billed in the last fiscal year by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH Code of Ethics

Exhibit 99.CERT Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)		Ultimus Managers Trust

By (Signature and Title)*		/s/ David K. James
David K. James, Secretary

Date		November 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Todd E. Heim
Todd E. Heim, Principal Executive Officer

Date	November 3, 2021

By (Signature and Title)*		/s/ Jennifer L. Leamer
Jennifer L. Leamer, Treasurer and Principal Financial Officer

Date	November 3, 2021

* Print the name and title of each signing officer under his or her signature.